UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:
(Date of earliest event reported)
January 11, 2007

FROZEN FOOD EXPRESS INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Texas (State or Other Jurisdiction of Incorporation)	1-10006 COMMISSION FILE NUMBER	75-1301831 (IRS Employer Identification No.)
1145 Empire Central Place Dallas, Texas 75247-4309 (Address of Principal Executive Offices)		(214) 630-8090 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	REGULATION FD DISCLOSURE

     Attached hereto as Exhibit 99.1, which is incorporated herein by reference, is a copy of certain slides used by the Company in making a presentation to the CJS Securities, Inc. Conference on January 11, 2007. This information furnished herewith, but is not “filed” pursuant to the Securities Exchange Act and is not incorporated by reference into any Securities Act registration statements. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD. Any information in this report supersedes inconsistent or outdated information contained in earlier Regulation FD disclosures.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
(c) EXHIBITS	The following are furnished as exhibits to this report:
99.1	Presentation materials dated January 11, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
FROZEN FOOD EXPRESS INDUSTRIES, INC.

Dated: January 11, 2007	By:	/s/ Stoney M. Stubbs, Jr.
Stoney M. Stubbs, Jr. Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Title
99.1	Presentation materials dated January 11, 2007.

January 11, 2007
Frozen Food Express

CJS Securities
January 11, 2006
Frozen Food Express
Industries, Inc.

January 11, 2007
This document contains information and forward-looking statements that are based on management's current beliefs and expectations and assumptions which are based upon information currently available. Forward-looking statements include statements relating to plans, strategies, objectives, expectations, intentions, and adequacy of resources, and may be identified by words such as "will", "could", "should", "believe", "expect", intend", "plan",
"schedule", "estimate", "project" and similar expressions. These statements are based on current expectations and are subject to uncertainty and change.
Although management believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will be realized. Should one or more of the risks or uncertainties underlying such expectations not materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected.
Among the key factors that are not within management's control and that may have a bearing on operating results are demand for the company's services and products, and its ability to meet that demand, which may be affected by, among other things, competition, weather conditions and the general economy, the availability and cost of labor, the ability to negotiate favorably with lenders and lessors, the effects of terrorism and war, the availability and cost of equipment, fuel and supplies, the market for previously-owned equipment, the impact of changes in the tax and regulatory environment in which the company operates, operational risks and insurance, risks associated with the technologies and systems used and the other risks and uncertainties described in the company's filings with the Securities and Exchange Commission.
Safe Harbor Statement

January 11, 2007
* Truck count based on average number of trucks through September, 2006
Company Information
☐
Leading publicly traded refrigerated trucking company in
the U.S.

☐
Headquartered in Dallas, Texas

☐
Traded on Nasdaq Global Market (FFEX)

☐
Freight revenue through September, 2006 of $371 Million

☐
2,239 trucks *

☐
70/30 company-owned/owner-operator

January 11, 2007
Commonly used acronyms
☐
TL - Truckload

☐
LTL – Less-than-truckload

☐
HOS – hours of service

☐
OTR – over-the-road

January 11, 2007
Unique Resources
☐
One-stop solution with revenue streams generated from
refrigerated TL services (39%), refrigerated LTL services
(31%), dry van TL services (19%), dedicated services (5%),
and Miscellaneous (6%) *
■
Only National Carrier able to utilize TL fleets to pull LTL freight
■
New regulation on HOS impacts OTR driver productivity causing customers to shift to LTL service offerings for multiple stops

☐
Only national temperature-controlled LTL carrier
■
10 terminals; 8 recruiting centers/offices
■
Scheduled routes and service

☐
Limited customer concentration
■
No customers make up 10% of revenue
■
Top 20 customers make up 40% of revenue
■
Approximately 10,000 total customers

* Revenue figures exclude fuel surcharge.

C R England Inc.
Frozen Food Express Industries
Prime Inc.
Marten Transport Ltd
Stevens Transport Inc.
Transport Industries
Central Refrigerated Services Inc.
John Christner Trucking Inc.
Willis Shaw Express Elm
National Carriers Inc.
Southern Refrigerated Transport Inc.
J & R Schugel Trucking Inc.
543.8
524.1
471.6
460.2
439.0
427.1
262.2
150.4
115.4
111.8
94.8
92.4
Private
Public

January 11, 2007
Source: refrigeratedtrans.com September 2006 & FFE estimates
Refrigerated sector: market size of
$8-$9B; approximately 41 carriers
over $1mm in annual revenue.  Top ten
carriers comprise $3.4B of market
share.
2005 Annual Revenue ($MM)
Total Dry and Refrigerated
Industry has market size of
approximately $622.9B
Competitive Landscape

January 11, 2007
1.Internal Challenge:

- Restore consistent
revenue growth

1.Our Opportunities:
➢
Capitalize on new opportunities to
enhance revenue and profitability:
 1. Grow new intermodal division
and focus on brokerage, dedicated and LTL business as top priorities.
2. Use increased LTL freight lane
    density to add revenue
without appreciably adding expenses.
3. Reorganize sales and
marketing department to streamline pricing     and customer contact functions.
4. Leverage network
optimization opportunities and decision support tools (Profit Analyzer and Network     Dashboard software) to provide for a more strategic
forecasting process.

FFEX Challenges/Opportunities
Following are opportunities that we have in response to industry and internal challenges:

January 11, 2007
2.Industry Challenge
:
- Driver Shortage

2.Our Opportunities:
➢
Grow service offerings that
don’t require additional drivers:
1.
LTL (through increased
density levels)
2.
Intermodal
3.
Dedicated services
4.
Selective, strategic
acquisitions
➢
Use our geographical and
operational diversity to offer a
variety of opportunities to
meet driver’s lifestyle needs.
➢
Re-make internal operating
environment that is more
conducive to driver retention.
FFEX Challenges/Opportunities (Cont)…

January 11, 2007
3.Internal Challenge:

- Operational
Effectiveness

3.Our Opportunities:
➢
Create back-office synergies
through:
          1. Streamlining redundant
functions such as billing,  collections, payroll, order entry.
2. Aligning business drivers
and key performance indicators with measurable goals.
3. Revamping our planning and
and  budgeting processes to help everyone on our team better understand and meet expectations.
         4. Innovative IT solutions
that support a diverse business going through change; while at the same time being flexible enough to handle the needs of of customers in the most seamless manner as possible.

FFEX Challenges/Opportunities (Cont)…

January 11, 2007
4.Internal Challenge:

- Freight Network
Utilization

4.Our Opportunities:
➢
Increase profitability through freight
network optimization:
          1. Focus on keeping and attracting
the most profitable lanes belonging to  our most valued customers.
2. More fully integrate Optimization
software throughout our freigt management system(s) automate of optimization process.
3. Provide a disciplined TL freight
network that generates predictable freight which creates value to both customers and drivers.
4. Continue to improve LTL la
density through targeted sales and marketing and lane optimization.

FFEX Challenges/Opportunities (Cont)…

Summary Financial Highlights

($ in millions, except for share price/volume statistics)	Full Year		Nine Months Ending	
	2005	2004	Sep '06	Sep '05
Total Revenue	$ 524.1	$ 474.4	$ 379.9	$ 382.2
Depreciation and amortization	27.0	25.8	19.3	20.6
Gain on sale of insurance investment	3.8	-	-	3.8
Investigation expenses	-	-	2.1	-
Income from freight operations	29.7	16.4	12.2	20.3
Income before income taxes	33.4	17.1	12.7	23.3
Effective tax rate	39%	37%	46%	40%
Net income	20.4	10.8	5.8	9.3
Diluted EPS	1.09	0.59	0.37	0.75
Cash flow from operating activity	30.0	41.6	14.1	15.5
Net Capital Expenditures	26.5	30.3	17.7	14.6
Long-term debt	-	2.0	1.0	-

January 11, 2007
Financial Highlights

January 11, 2007
Investment Considerations
☐
Industry dynamics create new opportunities.

☐
Only nationwide perishable LTL network.

☐
Competitively differentiated by our diversified service
offerings.

☐
Unique flexibility to allocate resources from TL to LTL.

☐
Strong balance sheet and cash flows provide financial
flexibility.

January 11, 2007
FFEX
SELECTED ACCOMPLISHMENTS
LAST HALF 2006
☐
Installed New Line Management for Intermodal Operations, Risk
Management, Dedicated Fleet Operations, Internal Audit and
Information Technology
☐
Signed New Credit Agreement With Lower Margins, No Commitment
Fee, Relaxed Covenants and Enhanced Provisions Allowing Distributions
to Shareholders.
☐
Repurchased Significant Number of Shares
☐
Paid First Cash Dividend Since 1998
☐
Monetized Non-Core Assets, Providing Additional Liquidity For Use in
Share Repurchases
☐
Overhauled Operational and Financial Planning Activities
☐
Reduced Headcount in Certain Targeted Areas
☐
Significantly Reduced Overtime
☐
Designed New Management Training Program
☐
Consolidated Certain Dispatch and Back Office Functions
☐
Re-aligned Certain Functions and Automated Processes to Address
Internal Control Weaknesses Reported for 2005.
☐
Completed Audit Committee Investigation
☐
Cancelled Related Party Lease Agreements

January 11, 2007

Bill Webb Senior Vice President bwebb@ffex.net	Russell Stubbs Chief Operating Officer rstubbs@ffex.net	Thomas Yetter Chief Financial Officer tyetter@ffex.net
Frozen Food Express Industries, Inc. 1145 Empire Central Place Dallas, Texas 75247-4309 P.O. Box 655888 Dallas, Texas 75265-5888 (214) 630-8090 http://www.ffex.net
Contact Information